SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Definitive Information Statement

EYE ON MEDIA NETWORK, INC.

(Name of Registrant As Specified in Charter)

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EYE ON MEDIA NETWORK, INC.

1500 NW 65th Avenue

Plantation, FL 33313

Dear Shareholders:

We are writing to advise you that the Board of Directors of Eye On Media Network, Inc. (the “Company”) has received approval pursuant the written consent to action by shareholder without a meeting to amend (the “Amendment”) its Articles of Incorporation to effectuate a name change for the Company to “Ethos Media Network, Inc.”

This action was approved on May 19, 2017 by our Board of Directors. In addition, our management, who holds a majority voting interest through our issued and outstanding common stock and preferred stock, approved this action by written consent in lieu of a special meeting of our shareholders on May 19, 2017 in accordance with the relevant sections of the Florida Business Corporation Law.  The Company’s Board of Directors fixed May 19, 2017 as the record date (the “Record Date”), for determining the holders of its voting capital stock entitled to notice of these actions and receipt of this Information Statement.

THIS INFORMATION STATEMENT IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it becomes effective in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This information statement is first mailed to you on or about June 2, 2017.  The actions described here in shall be taken on or about June 26, 2017, at least twenty (20) days after the mailing of this Information Statement. You are urged to read the Information Statement in its entirety for a full description of the actions approved by the holders of a majority of the Company’s outstanding voting capital stock.

Please feel free to call us at 954-370-9900 should you have any questions on the enclosed information statement. We thank you for your continued interest in Eye On Media Network, Inc.

For the Board of Directors of

EYE ON MEDIANETWORK, INC.

By: /s/ Jack Namer

Jack Namer,

Chairman of the Board

Dated:  May 19, 2017

INFORMATION STATEMENT PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

NOTICE OF ACTION BY WRITTEN CONSENT BY

MAJORITY SHAREHOLDER

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To The Stockholders of Eye On Media Network, Inc.:

This Information Statement is being furnished to the shareholders of Eye On Media Network, Inc. to provide you with information and a description of an action taken by our Board of Directors and by the written consent of the holder of a majority in interest of our issued and outstanding common stock and preferred stock. On May 19, 2017, our Board of Directors unanimously approved the following action, subject to authorization by consent of a majority in interest of our shareholders and fulfillment of our statutory obligations:

TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ETHOS MEDIA NETWORK, INC.

The full text of the Amendment is attached to this Information Statement as Exhibit A.  This Information Statement is being mailed on or about June 2, 2017.  The above action will be effective on or about June 26, 2017, at least twenty (20) days after mailing of this Information Statement.

On May 19, 2017 in accordance with the relevant sections of the Florida Business Corporation Act, Mr. Jack Namer, Chairman of the Board and a shareholder in our Company, who owns approximately 36.96% of our common stock and 100% of our Series A Convertible Preferred Stock (with super voting rights), approved the Amendment by written consent in lieu of a special meeting of our shareholders.

Our ability to take these actions without holding a shareholders’ meeting is made possible by Section 607.0704 of the Florida Business Corporation Act which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our common stock and preferred stock.

This Information Statement is first being mailed on or about June 2, 2017 to shareholders of record. This Information Statement is being delivered only to inform you of the corporate actions described herein in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

EXPLANATORY NOTE

This Amendment to the Definitive Schedule 14C is being filed to check the correct box on the cover page to reflect that the document being filed is the Definitive Schedule 14C.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 900,000,000 shares of common stock, of which 28,789,451 shares were issued and outstanding and 750,000,000 shares of preferred stock, of which 50,000,000 shares were issued and outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.

Each share of common stock entitles its holder to one vote on each matter submitted to the shareholders. Each share of our Series A Convertible Preferred Stock entitles its holder to 10 votes on each matter submitted to the shareholders. Because shareholder Jack Namer, holding at least a majority of the voting rights of all outstanding shares of capital stock as of May 19, 2017, has voted in favor of the foregoing proposal by written consent, and having sufficient voting power to approve such proposal through his ownership of capital stock, no other shareholder consents will be solicited in connection with this Information Statement.

The following shareholder (holding the indicated number of shares) voted in favor of the proposal outlined in this Information Statement:

Shareholder	Class of Stock	Number of Shares	Number of Voting Shares(1)
Jack Namer	Common Stock	10,642,000	10,642,000
Jack Namer	Series A Convertible Preferred Stock	50,000,000	500,000,000

(1)

Holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of our common stock on all matters submitted to shareholders at the rate of 10 votes for each share held. Holders of Series A Convertible Preferred Stock are also entitled, at their option, to convert their shares into shares of our common stock on a 10-for-1 basis.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to shareholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on June 26, 2017.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.  This Information Statement will serve as written notice to the stockholders of the Company pursuant to Section 607.0704 of the Florida Business Corporation Act.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of the Record Date certain information to us with respect to the beneficial ownership of the Company’s voting securities by (i) each person who is known by us to own of record or beneficially more than 5% of the outstanding common stock, (ii) each of the Company’s directors and executive officers, and (iii) all of the Company’s and its executive officers as a group. Unless otherwise indicated each of the stockholders can be reached at the Company’s principal executive offices located at 1500 NW 65th Avenue, Plantation, FL 33313.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  In accordance with the SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees, if applicable.  Subject to community property laws, where applicable, the persons or entities named below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class	Total Votes
Common Stock
Jack Namer (1) 1500 NW 65th Ave. Plantation, FL 33313	510,642,000 (2)	94.66% (3)	510,642,000 (4)
Amy Nalewaik 1500 NW 65th Ave. Plantation, FL 33313	9,997,000	1.85% (5)	9,997,000
Preferred Stock (6)
Jack Namer 1500 NW 65th Ave. Plantation, FL 33313	50,000,000	100%	500,000,000 (7)

(1)

Jack Namer is our Chief Executive Officer and the sole director for our Company.

(2)

This figure represents the number of shares of common stock beneficially owned assuming that Mr. Namer would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.

(3)

This figure represents the percentage of shares of common stock beneficially owned assuming that Mr. Namer would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.

(4)

This figure represents the number of shares of common stock that Mr. Namer could vote in the event that he would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.  Notwithstanding any potential conversion of the preferred stock to common stock, Mr. Namer may exercise 10 votes per share of the Series A Convertible Preferred Stock in any matter that is put to the shareholders of the Company for a vote.

(5)

This figure represents the percentage of shares of common stock beneficially owned by Amy Nalewaik assuming that Mr. Namer would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.

(6)

The only class of preferred stock issued and outstanding is the Series A Convertible Preferred Stock.  The Series A preferred stock has 10 votes per share and is convertible into 10 shares of our common stock at the election of the shareholder.

(7)

This figure represents the number of total votes per share of the preferred stock that Mr. Namer possesses and could vote in the event that he has not converted any of his Series A Convertible Preferred Stock.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO

CHANGE THE NAME OF THE COMPANY TO ETHOS MEDIA NETWORK, INC.

The Board of Directors and majority stockholder of the Company have approved an amendment to the Company’s certificate of incorporation to effectuate a change of the name of the Company.  Pursuant to the Amendment, the name of the Company will be Ethos Media Network, Inc.

The Amendment will be effectuated by filing of the Amendment with the Secretary of State of the State of Florida. We anticipate that the Amendment will be effective June 26, 2017, after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

VOTE REQUIRED

The vote of the holders of a majority of the outstanding shares of Company’s capital stock is required for the approval of the change of the name of the Company. The change of the name of the Company to Ethos Media Network, Inc. was approved by a shareholder owning 36.96% (10,642,000 shares) of the issued and outstanding shares of Company common stock and 100% (50,000,000 shares with 500,000,000 votes) of the issued and outstanding shares of Company Series A Convertible Preferred Stock.

APPRAISAL RIGHTS

No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation as a result of the Amendment.  This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the amendment to our Certificate of Incorporation, even if a shareholder has not been given an opportunity to vote.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSTION TO MATTERS TO BE ACTED UPON

No persons have any substantial interest in the change of the name of our Company.

Forward-Looking Statements and Information

This Information Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although management believes that the assumptions made and expectations reflected in the forward-looking statements are reasonable, there is no assurance that the underlying assumptions will, in fact, prove to be correct or that actual results will not be different from expectations expressed in this Information Statement. We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

This filing contains a number of forward-looking statements which reflect management’s current views and expectations with respect to our business, strategies, products, future results and events, and financial performance. All statements made in this filing other than statements of historical fact, are forward looking statements. In particular, the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties.  Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on these forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our Annual Report on Form 10-K and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company’s annual report on Form 10-K for the fiscal year ended August 31, 2016, including the financial statements and financial statement schedule information included therein, as filed with the SEC.  Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. The SEC maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

EXHIBIT INDEX

Exhibit A, Form of Articles of Amendment to the Articles of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Amendment to the Articles of Incorporation to the shareholder holding a majority of the voting power of the Company’s capital stock.

By Order of the Board of Directors,

EYE ON MEDIA NETWORK, INC.

By: /s/ Jack Namer

Jack Namer, Chairman

EXHIBIT A

STATE OF FLORIDA

ARTICLES OF AMENDMENT

OF

ARTICLES OF INCORPORATION

The Corporation, Eye On Media Network, Inc. (the “Corporation”), organized and existing under the laws of the State of Florida, hereby certifies as follows:

1.  That pursuant to a Written Consent To Action Without A Meeting of the Board of Directors of the Corporation, resolutions were duly adopted regarding a proposed amendment to the Articles of Incorporation of the Corporation, declaring the proposed amendment to be advisable to present the proposed amendments to the stockholders of the Corporation for consideration thereof. The amendment to the Articles of Incorporation is as follows:

FIRST:  The name of this Corporation shall be Ethos Media Network, Inc.

[End of Amendment]

2.  That thereafter, pursuant to a resolution of the Corporation’s Board of Directors, the proposed amendment to the Articles of Incorporation was presented to stockholders of the Corporation holding a sufficient number of shares of common stock to approve the proposed amendment and a Written Consent To Action Without A Meeting was delivered to the Corporation by the majority stockholder of the Corporation reflecting that the necessary number of shares as required by statute were voted in favor of the amendment.

3.  That the amendment was duly adopted in accordance with the provisions of Section 607.1003 of the Florida Business Corporation Act of the State of Florida.  The amendment shall be effective on June 26, 2017.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 19th day of May, 2017.

EYE ON MEDIA NETWORK, INC.

By: /s/: Jack Namer

Jack Namer, Chief Executive Officer

Authorized Officer